Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On January 10, 2020, Inphi Corporation (the Company) completed the acquisition of eSilicon Corporation (eSilicon). Prior to the acquisition, eSilicon divested its memory business to Synopsys, Inc.

The following unaudited pro forma condensed combined financial information are based on the historical consolidated financial statements of the Company and historical financial statements of eSilicon after giving proforma effect to the divestiture of memory business by eSilicon which was acquired by Synopsys, Inc. and acquisition of eSilicon by the Company as described in the following paragraphs and accompanying notes. The unaudited pro forma condensed combined balance sheet is presented as if the acquisition had occurred on September 30, 2019. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and the twelve months ended December 31, 2018 are presented as if the acquisition occurred on January 1, 2018. The Company’s fiscal year end is December 31 while eSilicon’s fiscal year end is March 31. The unaudited pro forma condensed statement of operations for the year ended December 31, 2018 presents the Company’s results of operations for the year ended December 31, 2018 and eSilicon’s results of operations for year ended March 31, 2019. Due to different fiscal year ends of the Company and eSilicon, the pro forma condensed statements of operations for the year ended December 31, 2018 and nine months ended September 30, 2019 both include eSilicon’s results of operations for the three months ended March 31, 2019.  There were no unusual charges or adjustments to eSilicon’s gross profit, operating expenses or operating loss for the three months ended March 31, 2019.

Pursuant to the purchase method of accounting, the purchase price paid by the Company in connection with the acquisition has been preliminarily allocated to assets acquired and liabilities assumed based on their respective fair values. The Company’s management has determined the preliminary fair value of the intangible assets and tangible assets acquired and liabilities assumed at the acquisition date. Any differences between the fair value of the consideration issued and the fair value of the assets acquired and liabilities assumed are recorded as goodwill. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values, the final amounts recorded may differ materially from the information presented. The allocation of purchase consideration is subject to change based on further review of the fair value of the assets acquired and liabilities assumed.

The pro forma condensed combined financial information is presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have been realized if the acquisition had been completed on the dates indicated, nor are they indicative of future operating results or financial position.

The unaudited pro forma condensed combined financial information does not reflect:

•	the costs to integrate the operations of the Company and eSilicon;

•	any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisition; or

•	the costs necessary to achieve any such cost savings, operating synergies and revenue enhancements.

The unaudited pro forma condensed combined financial information should be read in conjunction with (a) accompanying notes to the unaudited pro forma condensed combined financial information, (b) the Company’s annual report on Form 10-K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and other filings with the Securities and Exchange Commission, and (c) eSilicon Corporation historical financial statements and notes thereto filed herewith.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2019

(Thousands of dollars)

	Inphi Corporation Historical	eSilicon Corporation Historical (Note 3)	eSilicon Corporation Memory Operations (Note 1)	Pro Forma Adjustments (Note 4)		Inphi Corporation Pro Forma Combined

Assets
Current assets:
Cash and cash equivalents	$151,118	$6,585	$(112)	$18,557	(s)	$176,148
Restricted cash	—	2,100	—	—		2,100
Investments in marketable securities	273,643	—	—	(214,844)	(a)	58,799
Accounts receivable, net	54,829	7,042	—	(859)	(s)	61,012
Unbilled receivables	—	10	(10)	—		—
Inventories	56,715	19,598	—	5,005	(b)	77,801
				(3,517)	(s)
Prepaid expenses and other current assets	7,011	9,417	(263)	(1,646)	(c)	12,746
				(1,773)	(s)
Total current assets	543,316	44,752	(385)	(199,077)		388,606
Property and equipment, net	79,872	7,297	(210)	1,469	(d)	87,167
				(1,261)	(s)
Goodwill	104,502	11,368	—	53,186	(e)	176,094
				7,038	(s)
Intangible assets, net	142,165	647	—	154,037	(f)	294,366
				(2,483)	(s)
Right of use assets, net	10,823	—	—	1,176	(g)	11,801
				(198)	(s)
Other assets, net	31,025	1,163	(311)	3	(s)	31,880
Total assets	$911,703	$65,227	$(906)	$13,890		$989,914

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$27,568	$12,490	$(32)	$(1,598)	(h)	$46,056
				7,628	(s)
Line of credit	—	11,000	—	(11,000)	(i)	—
Long-term debt, current portion	—	15,974	—	(15,974)	(i)	—
Deferred revenue	4,390	14,652	(1,315)	687	(j)	11,865
				(6,549)	(s)
Accrued employee expenses	10,252	3,214	(317)	5,143	(k)	36,466
				18,174	(s)
Other accrued expenses	8,313	9,023	(483)	2,422	(l)	18,065
				(1,210)	(s)
Deferred research and development reimbursement	—	2,154	(387)	(1,767)	(m)	—
Other current liabilities	20,761	—	—	10,579	(n)	28,590
				(2,750)	(s)
Total current liabilities	71,284	68,507	(2,534)	3,785		141,042
Convertible debt	468,840	—	—	—		468,840
Long-term debt, net of current portion	—	833	—	(833)	(i)	—
Convertible preferred stock warrant liability	—	2,673	—	(2,673)	(o)	—
Other long-term liabilities	23,837	1,527	(443)	8,351	(p)	33,486
				214	(s)
Total liabilities	563,961	73,540	(2,977)	8,844		643,368

Convertible preferred stock	—	174,333	—	(174,333)	(q)	—

Stockholders’ equity:
Common stock	46	22	—	(22)	(q)	46
Additional paid-in capital	575,456	34,716	—	(34,716)	(q)	575,456
Accumulated deficit	(229,399)	(217,384)	2,071	214,117	(r)	(230,595)
Accumulated other comprehensive income	1,639	—	—	—		1,639
Total stockholders’ equity	347,742	(182,646)	2,071	179,379		346,546
Total liabilities and stockholders’ equity	$911,703	$65,227	$(906)	$13,890		$989,914

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Combined Statement of Operations

For the Nine Months Ended September 30, 2019

 (Thousands of dollars except per share amounts)

	Inphi Corporation Nine Months Ended September 30, 2019 Historical	eSilicon Corporation Nine Months Ended September 30, 2019 Historical	eSilicon Corporation Nine Months Ended September 30, 2019 Memory Operations (Note 1)	Pro Forma Adjustments (Note 4)		Inphi Corporation Pro Forma Combined Nine Months Ended September 30, 2019
Revenue	$262,739	$77,036	$(5,221)	$9,597	(A)	$344,151
Cost of revenue	111,517	44,040	(31)	32,002	(B)	187,528
Gross profit	151,222	32,996	(5,190)	(22,405)		156,623
Operating expenses:
Research and development	133,999	34,994	(5,127)	(2,515)	(C)	161,351
Sales and marketing	35,344	5,785	—	(4)	(D)	41,125
General and administrative	22,478	7,965	(436)	(512)	(D)	29,495
Impairment of assets	—	2,387	—	—		2,387
Other income	—	(5,180)	—	5,180	(A)	—
Total operating expenses	191,821	45,951	(5,563)	2,149		234,358
Loss from operations	(40,599)	(12,955)	373	(24,554)		(77,735)
Interest expense	(25,946)	(3,064)	—	3,064	(E)	(25,946)
Other income, net	8,294	(146)	(113)	(4,263)	(F)	3,772
Loss before income taxes	(58,251)	(16,165)	260	(25,753)		(99,909)
Provision (benefit) for income taxes	1,252	1,403	(867)	—		1,788
Net loss	$(59,503)	$(17,568)	$1,127	$(25,753)		$(101,697)
Earnings per share:
Basic	$(1.32)					$(2.26)
Diluted	$(1.32)					$(2.26)
Weighted-average shares used in computing earnings per share:
Basic	45,057,539					45,057,539
Diluted	45,057,539					45,057,539

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2018

(Thousands of dollars except per share amounts)

	Inphi Corporation Year Ended December 31, 2018 Historical	eSilicon Corporation Year Ended March 31, 2019 Historical	eSilicon Corporation Year Ended March 31, 2019 Memory Operations (Note 1)	Pro Forma Adjustments (Note 4)		Inphi Corporation Pro Forma Combined Year Ended December 31, 2018
Revenue	$294,490	$112,159	$(8,899)	$19,000	(A)	$416,750
Cost of revenue	129,345	68,144	(537)	58,038	(B)	254,990
Gross profit	165,145	44,015	(8,362)	(39,038)		161,760
Operating expenses:
Research and development	167,924	56,915	(6,304)	(13,993)	(C)	204,542
Sales and marketing	43,080	6,844	(1)	9	(D)	49,932
General and administrative	28,302	11,673	(572)	(524)	(D)	38,879
Impairment of assets	—	2,387	—	—		2,387
Other operating income	—	(5,930)	—	5,930	(A)	—
Total operating expenses	239,306	71,889	(6,877)	(8,578)		295,740
Loss from operations	(74,161)	(27,874)	(1,485)	(30,460)		(133,980)
Interest expense	(32,209)	(3,334)	—	3,334	(E)	(32,209)
Other income, net	2,408	578	18	(5,009)	(F)	(2,005)
Loss before income taxes	(103,962)	(30,630)	(1,467)	(32,135)		(168,194)
Provision (benefit) for income taxes	(8,211)	1,811	(85)	—		(6,485)
Net loss	(95,751)	(32,441)	(1,382)	(32,135)		(161,709)
Deemed dividend related to repurchase of Series G-1 Convertible Preferred Stock	—	868	—	(868)	(G)	—
Net loss available to common stockholders	$(95,751)	$(31,573)	$(1,382)	$(33,003)		$(161,709)
Earnings per share:
Basic	$(2.19)					$(3.70)
Diluted	$(2.19)					$(3.70)
Weighted-average shares used in computing earnings per share:
Basic	43,690,581					43,690,581
Diluted	43,690,581					43,690,581

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to the Unaudited Pro Forma Combined Financial Statements

(All dollar amounts in thousands)

1. General

On January 10, 2020, Inphi Corporation (the Company) completed the acquisition of eSilicon Corporation (eSilicon) for approximately $214.8 million in cash. Prior to the acquisition, eSilicon divested its memory business to Synopsys, Inc. and therefore, amounts related to memory business were eliminated in the unaudited pro forma condensed combined financial information.

The following table sets forth a preliminary allocation of the purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed as of acquisition date:

Cash	$25,030
Restricted cash	2,100
Accounts receivable	6,183
Inventories	21,086
Prepaid expenses and other current assets	5,735
Property and equipment	7,295
Intangible assets	152,201
Right of use asset	978
Other noncurrent assets	855
Accounts payable and accrued expenses	(53,258)
Deferred revenue	(7,475)
Other current liabilities	(7,829)
Deferred tax liabilities, noncurrent	(3,166)
Other liabilities	(6,483)
Total identifiable net assets	$143,252
Goodwill	71,592
Net assets acquired	$214,844

 Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and is attributable to the work force of eSilicon, the Company’s going concern value with the opportunity to leverage its work force to develop new technologies and the ability of the Company to grow the business faster and more profitable than was possible by eSilicon as a stand-alone company. Goodwill is not amortized and is not deductible for tax purposes. The acquisition was structured as stock acquisition for income tax purposes. Therefore, none of the asset step-up or asset recognition required by purchase accounting, including the goodwill described above, is deductible for tax purposes.

The following table summarizes the estimated fair value of intangible assets and their estimated useful lives as of the date of acquisition:

	Estimated Fair Value	Estimated Useful Life (Years)
Customer product manufacturing rights	$106,110	4.0
Developed technology	33,880	8.0
Licensed software intangible assets	12,211	1.4
	$152,201

Inphi Corporation

Notes to the Unaudited Pro Forma Combined Financial Statements

(All dollar amounts in thousands)

The preliminary estimates of fair value will likely be different from the final acquisition accounting, and the difference could have a material impact on the accompanying unaudited pro forma condensed financial statements.

2. Accounting Standards

The Company adopted Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606) and ASU 2016-02, Leases (Topic 842) effective January 1, 2018 and January 1, 2019, respectively. eSilicon’s historical financial statements do not include the effects of adoption of these standards. The preliminary pro forma financial statement adjustments discussed in note 4 below includes the effects of adoption of these standards to eSilicon.

3. Reclassification Adjustments

The financial information of eSilicon in the ‘Historical” column of the unaudited pro forma consolidated financial statements represents the reported balances of eSilicon reclassified to conform to the presentation in Inphi’s consolidated financial statements as follows:

●	Reclassified “Deferred contract costs” of $288 to “Prepaid expenses and other current assets”
●	Reclassified $3,214 and $2,799 of “Accrued Liabilities” to “Accrued employee expenses” and “Deferred revenue” respectively.
●	Reclassified “Accrued contract costs” of $206 to “Other accrued expenses.”
●	Reclassified “Deferred tax and other non-current assets” of $9,129 to “Other assets, net.”
●	Reclassified “Deferred tax and other non-current liabilities” of $1,527 to “Other long-term liabilities.”

4. Pro Forma Financial Information Adjustments

The Unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted as follows:

(a)	Adjustment to reflect the use of investments in marketable securities of $214,844 to purchase eSilicon.

(b)	Adjustment for step-up in fair value of inventory acquired from eSilicon.

(c)	Adjustments to record the following:

Adoption of ASU 2014-09, Revenue from Contracts with Customers	$(179)
Eliminate prepaid expenses related to software license agreements	(1,467)
$(1,646)

(d)	Adjustment for step-up in fair value of property and equipment acquired from eSilicon.

(e)	Adjustments to record the following:

Adjustment to eliminate recorded goodwill of eSilicon	$(11,368)
Goodwill related to eSilicon acquisition	64,554
$53,186

(f)	Adjustments to record the following:

Recognize intangible assets from software license agreements	$14,694
Adjustment to eliminate recorded intangible asset of eSilicon	(647)
Customer product manufacturing rights and developed technology acquired from eSilicon	139,990
$154,037

(g)	Adjustment to recognize right of use asset from adoption of ASU 2016-02, Leases.

(h)	Adjustment to eliminate liabilities related to software license agreements.

(i)	Adjustment to eliminate line of credit and long-term debt of eSilicon. Prior to the acquisition, these debts were paid off by eSilicon.

Inphi Corporation

Notes to the Unaudited Pro Forma Combined Financial Statements

(All dollar amounts in thousands)

(j)	Adjustments to record the following:

Adoption of ASU 2014-09, Revenue from Contracts with Customers	$2,425
Adjustment to deferred revenue fair value	(1,738)
$687

(k)	Adjustment to record assumed severance cost liability.

(l)	Adjustments to record the following:

Eliminate accrued interest and bank charges related to the debt	$(489)
Eliminate liabilities related to software license agreements and building leases	(4,384)
Accrual of transaction cost	7,295
$2,422

(m)	Adjustment from adoption of ASU 2014-09, Revenue from Contracts with Customers.

(n)	Adjustments to record the following:

Recognize liabilities from software license agreements	$9,814
Recognize liabilities from adoption of ASU 2016-02, Leases	765
$10,579

(o)	Adjustment to eliminate convertible preferred stock warrant liability.

(p)	Adjustments to record the following:

Recognize liabilities from software license agreements	$4,880
Recognize liabilities from adoption of ASU 2016-02, Leases	411
Deferred tax liabilities, noncurrent	3,166
Adjustment to eliminate deferred rent	(39)
Adjustment to eliminate accrued interest on debt paid by eSilicon prior to acquisition	(67)
$8,351

(q)	Adjustment to eliminate eSilicon's equity.

(r)	Adjustments to record the following:

Adjustment for accrual of transaction costs	$7,295
Eliminate accumulated deficit of eSilicon	(221,412)
$(214,117)

(s)	Adjustment to conform to estimated fair value as of acquisition date. See note 1.

The Unaudited Pro Forma Condensed Combined Statements of Operations has been adjusted as follows:

(A)	Adjustment from adoption of ASU 2014-09, Revenue from Contracts with Customers.

(B)	Adjustments to record the following:

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
Adoption of ASU 2014-09, Revenue from Contracts with Customers	$10,409	$29,195
Eliminate historical depreciation of eSilicon	(2,937)	(3,864)
Depreciation of acquired property and equipment	1,458	1,944
Amortization of acquired intangibles	23,072	30,763
	$32,002	$58,038

Inphi Corporation

Notes to the Unaudited Pro Forma Combined Financial Statements

(All tabular dollar amounts in thousands)

(C)	Adjustments to record the following:

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
Adoption of ASU 2014-09, Revenue from Contracts with Customers	$(2,307)	$(13,995)
Eliminate historical depreciation of eSilicon	(512)	(733)
Depreciation of acquired property and equipment	304	735
	$(2,515)	$(13,993)

(D)	Adjustments to depreciation of property and equipment as follows:

Sales and Marketing	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
Eliminate historical depreciation of eSilicon	$(21)	$(20)
Depreciation of acquired property and equipment	17	29
	$(4)	$9

General and Administrative
Eliminate historical depreciation of eSilicon	$(720)	$(1,066)
Depreciation of acquired property and equipment	208	542
	$(512)	$(524)

(E)	Eliminate interest expense on eSilicon’s long-term debt that was paid.

(F)	Adjustments to record the following:

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
Eliminate other income related to eSilicon's debt and warrants	$(187)	$(585)
Reduction in interest income related to the consideration paid	(4,076)	(4,424)
	$(4,263)	$(5,009)

(G)	Eliminate deemed dividend related to repurchase of Series G-1 Convertible Preferred Stock